COLUMBIA NEWPORT GREATER CHINA FUND
                           COLUMBIA NEWPORT TIGER FUND
                                  (the "Funds")
              Supplement to Prospectuses dated January 1, 2005 and
        to the Statement of Additional Information dated January 1, 2005, as revised July 12, 2005
                  (Replacing Supplement dated October 5, 2005)


I. Effective October 10, 2005, Columbia Newport Greater China Fund will change its name to Columbia Greater China Fund; accordingly, all references throughout the prospectuses and Statement of Additional Information are changed as appropriate.

II. At a meeting held on September 28, 2005, shareholders of Columbia Newport Tiger Fund approved the reorganization of Columbia Newport Tiger Fund into Columbia International Stock Fund, Inc. (the "Reorganization"). The Reorganization took place on October 10, 2005. Accordingly, effective October 10, 2005, all references to Columbia Newport Tiger Fund in the Statement of Additional Information are removed.


   SUP-39/91110-1005                                            October 7, 2005